UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2925 Briarpark, Suite 1050 Houston, Texas 77042 (Address of principal executive offices, including ZIP code)
(713) 499-6200 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation ofthe registrant under any of the following provisions:

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2011, U.S. Concrete, Inc. will participate in the Davenport Infrastructure and Basic Industries 1x1 Conference in New York. The Company’s presentation is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2011, the Board of Directors of U.S. Concrete, Inc. (the “Board”) approved increases in the annual salaries of Messrs. Michael W. Harlan (our President and Chief Executive Officer), James C. Lewis (our Senior Vice President and Chief Financial Officer), Curt M. Lindeman (our Vice President, General Counsel and Corporate Secretary), Michael L. Gentoso (our Vice President - Atlantic Region) and Jeff L. Davis (our Vice President and General Manager of Central Concrete Supply Co., Inc.). Effective April 1, 2011, Mr. Harlan’s annual base salary will increase to $510,000, Mr. Lewis’ annual base salary will increase to $280,500, Mr. Lindeman’s annual base salary will increase to $280,500, Mr. Gentoso’s annual base salary will increase to $250,308 and Mr. Davis’ annual base salary will increase to $250,308.

On February 28, 2011, the Board also approved discretionary bonus payouts to a limited number of participants in the Company’s 2010 annual salaried team member incentive plan (the “Plan”) to reward those participants for the accomplishment of strategic objectives and the above-average financial performance of their business units, including a bonus of $25,000 to Mr. Davis. Based on the Company’s 2010 performance, none of the other Named Executive Officers received a bonus payment under the Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Davenport Infrastructure and Basic Industries 1x1 Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: March 3, 2011	By: /s/ James C. Lewis
James C. Lewis
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Davenport Infrastructure and Basic Industries 1x1 Conference Presentation